EXHIBIT 23(b)

                  INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Anadarko Petroleum Corporation

     We consent to the use of our reports incorporated herein by reference in the Registration Statement.

KPMG LLP
May 12, 1999